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                                                                    EXHIBIT 23.1


                           CONSENT OF LEGAL COUNSEL


     We hereby consent to the use of our name in Form S-8 registration statement of Power Technology, Inc.


Oklahoma City, Oklahoma                STEPHEN A. ZRENDA, JR., P.C.
March 13, 2001

                                           By: /s/ Stephen A. Zrenda, Jr.
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                                                   Stephen A. Zrenda, Jr.